FUEL DOCTOR HOLDINGS, INC.

(FORMERLY SILVERHILL MANAGEMENT SERVICES, INC.)

AND

FUEL DOCTOR, LLC

INDEX TO THE UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

(UNAUDITED)

Contents	Page(s)

Pro Forma Combined Financial Statements	2

Pro Forma Combined Balance Sheet at June 30, 2011	3

Pro Forma Combined Statement of Operations for the Six Months Ended June 30, 2011	4

Pro Forma Combined Statement of Operations for the Year Ended December 31, 2010	5

Notes to the Pro Forma Combined Financial Statements	6

FUEL DOCTOR HOLDINGS, INC.

(FORMERLY SILVERHILL MANAGEMENT SERVICES, INC.)

AND

FUEL DOCTOR, LLC

AS OF AND FOR THE SIX MONTHS ENDED JUNE 30, 2011

AND

AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2010

(UNAUDITED)

The following pro forma combined balance sheet as of June 30, 2011 and the pro forma combined statements of operations for the Six  months ended June 30, 2011 and for the year ended December 31, 2010 are based on the historical financial statements of Fuel Doctor Holdings, Inc. (formerly Silverhill Management Services, Inc.) (“SLHL” or the “Company”) and Fuel Doctor LLC, (the “FDLLC”) after giving effect to the FDLLC’s acquisition of the Company using the purchase method of accounting and applying the assumptions and adjustments described in the accompanying notes to the pro forma combined financial statements as if such acquisition had occurred as of June 30, 2011 for the balance sheet, and January 1, 2010 for statements of operations for pro forma financial statements purposes.

The merger between the Company and FDLLC has been accounted for as a reverse acquisition under the purchase method of accounting in accordance with ASC Topic 805 “Business Combinations”.  The combination of the two companies is recorded as a recapitalization of the Company pursuant to which the Company is treated as the continuing entity.  In connection with the acquisition, the Company exchanged 100% of membership interest of the Fuel Doctor LLC by issuing 9,347,500 shares of the Company’s common stock. As a result of the consummation of the Share Issuance, FDLLC became a wholly owned subsidiary of the Company; and the managers of FDLLC were appointed as the Officers and Directors of the Company.

The pro forma combined financial statements have been prepared by management for illustrative purposes only and are not necessarily indicative of the combined consolidated financial position or results of operations in future periods or the results that actually would have been realized had the Company and FDLLC been a combined company during the specified periods.  The pro forma adjustments are based on the preliminary information available at the time of the preparation of this document and assumptions that management believes are reasonable.  The pro forma combined financial statements, including the notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with, the Company’s  historical financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2010 as filed with United States Securities and Exchange Commission (“SEC”) on March 31, 2011 and its Quarterly Report on Form 10-Q for the interim period ended June  30, 2011 as filed with SEC on August 10, 2011.

Fuel Doctor Holdings, Inc
(Formerly Silverhill Management Services, Inc.)
Pro Forma Combined Balance Sheet
June 30, 2011
(Unaudited)
	Historical			Pro Forma
	Fuel Doctor Holdings, Inc. (formerly Silverhill Management Services, Inc.)	Fuel Doctor, LLC		Adjustments	Combined
ASSETS
CURRENT ASSETS:
Cash	170	213,309		-	213,479
Accounts receivable	-	270,547		-	270,547
Inventories	-	1,051,452		-	1,051,452
Deferred sponsorship cost		466,669			466,669
Advance on purchases		150,000			150,000
Travel advances to managing member		33,145			33,145
Prepaid income taxes	-	1,726			1,726
Total Current Assets	170	2,186,848		-	2,187,018
INVESTMENT	-			-	-
OFFICE EQUIPMENT
Office equipment	-	35,961			35,961
Accumulated depreciation	-	(5,519)			(5,519)
OFFICE EQUIPMENT, net	-	30,442		-	30,442
SECURITY DEPOSIT	-	7,244			7,244

Total Assets	170	2,224,534		-	2,224,704
LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
CURRENT LIABILITIES:
Accounts payable	-	253,292		-	253,292
Credit card payable	-	16,654		-	16,654
Loan payable		76,000			76,000
Loans payable - related parties		420,000			420,000
Working capital advances		847,500	(3)	(847,500)	-
Due to factor		112,264		-	112,264
Accrued expenses and other current liabilities	24,047	400,444		-	424,491
Total Current Liabilities	24,047	2,126,154		(847,500)	1,302,701
LONG-TERM DEBT		101,732			101,732
LONG-TERM DEBT-RELATED PARTIES	-	332,500		-	332,500
Total Liabilities	24,047	2,560,386		(847,500)	1,736,933
COMMITMENTS AND CONTENGENCIES
STOCKHOLDERS' EQUITY (DEFICIT):
Preferred stock, $0.0001 par value; 10,000,000 shares authorized; none issued or outstanding
	-				-
Common stock: $0.0001 par value; 74,000,000 shares authorized; 4,212,000 shares issued and outstanding 12,473,600 shares issued and outstanding - Pro Forma
	421		(1) (2)(3)	826	1,247
Additional paid-in capital	92,710		(1)(2)(3)(4)(5)	393,814	486,524
Members' capital	-	3,777,794	(5)	(3,777,794)	-
Accumulated deficit	(117,008)	(4,113,646)	(4)(5)	4,230,654	-
Total Stockholders' Equity (Deficit)	(23,877)	(335,852)		847,500	487,771
Total Liabilities and Stockholders' Equity (Deficit)	170	2,224,534		-	2,224,704

(1)	To reflect cancellation of 3,485,000 shares of SLHL’s common stock by the controlling stockholder effective as of August 24, 2011, the closing date of the merger between SLHL and Fuel Doctor, LLC.
(2)	To give effect to 4.3 for 1 forward stock split upon acquisition of Fuel Doctor, LLC.
(3)	To reflect issurance of additional 9,347,500 shares to Fuel Doctor, LLC members effective as of August 24, 2011 upon acquisition of Fuel Doctor, LLC.
(4)	To reclassify SLHL accumulated deficit to Additional paid-in capital
(5)	To reclassify Fuel Doctor, LLC members' capital and accumulated deficit to additional paid-in capital.

See accompanying notes to the unaudited pro forma combined financial statements.

Fuel Doctor Holdings, Inc
(Formerly Silverhill Management Services, Inc.)
Pro Forma Combined Statements of Operations
For the Six Months Ended June 30, 2011
(Unaudited)
	Historical			Pro Forma
	Fuel Doctor Holdings, Inc. (formerly Silverhill Management Services, Inc.)	Fuel Doctor, LLC		Adjustments	Combined
	For the Six Months	For the Six Months
	Ended	Ended
	June 30, 2011	June 30, 2011

NET REVENUES	$-	$618,305		$-	$618,305

COST OF SALES	-	399,039		-	399,039
Inventory obsolescence adjustments		52,580			52,580

GROSS PROFIT	-	166,686		-	166,686

OPERATING EXPENSES:
Adverting & promotion	-	706,275			706,275
Commission	-	42,077			42,077
Product samples	-	19,042			19,042
Professional fee	12,383	199,338			211,721
Rent expenses	-	26,973			26,973
Officer compensation	-	136,800			136,800
General and administrative	72	175,211			175,283

Total Operating Expenses	12,455	1,305,716		-	1,318,171

LOSS FROM OPERATIONS	(12,455)	(1,139,030)		-	(1,151,485)

OTHER (INCOME) EXPENSE:
Interest expense	-	14,236		-	14,236
Other (income) expense	-	(19)		-	(19)

Other (income) expense, net	-	14,217		-	14,217

LOSS BEFORE INCOME TAXES AND NONCONTROLLING INTEREST
	(12,455)	(1,153,247)		-	(1,165,702)

INCOME TAX PROVISION	-			-	-

LOSS BEFORE NONCONTROLLING INTEREST	(12,455)	(1,153,247)		-	(1,165,702)

NONCONTROLLING INTEREST	-	-			-

NET LOSS	$(12,455)	$(1,153,247)		$-	$(1,165,702)

NET LOSS PER COMMON SHARE - BASIC AND DILUTED:	$-	$-		$-	$(0.09)

Weighted average common shares outstanding - basic and diluted	4,212,000	-	(1)(2)(3)	8,261,600	12,473,600

(1)	To reflect cancellation of 3,485,000 shares of SLHL’s common stock by the controlling stockholder effective as of August 24, 2011, the closing date of the merger between SLHL and Fuel Doctor, LLC.
(2)	To give effect to 4.3 for 1 forward stock split upon acquisition of Fuel Doctor, LLC.
(3)	To reflect issurance of additional 9,347,500 shares to Fuel Doctor, LLC members effective as of August 24, 2011 upon acquisition of Fuel Doctor, LLC.

See accompanying notes to the unaudited pro forma combined financial statements.

Fuel Doctor Holdings, Inc
(Formerly Silverhill Management Services, Inc.)
Pro Forma Combined Statements of Operations
For the Year Ended December 31, 2010
(Unaudited)
	Historical				Pro Forma
	Fuel Doctor Holdings, Inc. (formerly Silverhill Management Services, Inc.)		Fuel Doctor, LLC		Adjustments	Combined
	For the Year		For the Year
	Ended		Ended
	December 31, 2010		December 31, 2010
NET REVENUES	$-		$780,146		$-	$780,146
COST OF SALES	-		753,996		-	753,996
GROSS PROFIT	-		26,150		-	26,150

OPERATING EXPENSES:
Adverting & promotion	-		967,870			967,870
Commission	-		172,559			172,559
product sample	-		107,422			107,422
Professional fee	26,307		165,556		-	191,863
Rent expenses	-		37,228			37,228
Officer compensation	1,000		548,013			549,013
Research and development	-		123,196			123,196
General and administrative	38		381,113			381,151

Total Operating Expenses	27,345		2,502,957		-	2,530,302

LOSS FROM OPERATIONS	(27,345)		(2,476,807)		-	(2,504,152)

OTHER (INCOME) EXPENSE:
Interest expense	-		8,752		-	8,752
Other (income) expense	-		(423)			(423)

Other (income) expense, net	-		8,329		-	8,329

LOSS BEFORE INCOME TAXES
AND NONCONTROLLING INTEREST	(27,345)		(2,485,136)		-	(2,512,481)

INCOME TAX PROVISION	-		-		-	-

LOSS BEFORE NONCONTROLLING INTEREST	(27,345)		(2,485,136)		-	(2,512,481)

NONCONTROLLING INTEREST	-		-			-

NET LOSS	(27,345)		(2,485,136)		-	(2,512,481)

NET LOSS PER COMMON SHARE - BASIC AND DILUTED:	$(0.01)	$			$-	$(0.20)

Weighted average common shares outstanding - basic and diluted	4,212,000			(1)(2)(3)	8,261,600	12,473,600

(1)	To reflect cancellation of 3,485,000 shares of SLHL’s common stock by the controlling stockholder effective as of August 24, 2011, the closing date of the merger between SLHL and Fuel Doctor, LLC.
(2)	To give effect to 4.3 for 1 forward stock split upon acquisition of Fuel Doctor, LLC.
(3)	To reflect issurance of additional 9,347,500 shares to Fuel Doctor, LLC members effective as of August 24, 2011 upon acquisition of Fuel Doctor, LLC.

See accompanying notes to the unaudited pro forma combined financial statements.

FUEL DOCTOR HOLDINGS, INC.

(FORMERLY SILVERHILL MANAGEMENT SERVICES, INC.)

AND

FUEL DOCTOR, LLC

as of and for the six months ended June 30, 2011

and

as of and for the year ended December 31, 2010

(UNAUDITED)

NOTE 1

 - Basis of Pro Forma Presentation

On August 24, 2011, Fuel Doctor Holdings, Inc. (formerly Silverhill Management Services, Inc.) (“SLHL” or the “Company”)  entered into an Agreement and Plan of Reorganization (the “Plan”) by and among the Company, Fuel Doctor, LLC, a California limited liability company (“FDLLC”), Emily Lussier, the Company’s controlling shareholder, and the members of FDLLC.  A closing under the Plan was held on the same date.  Pursuant to the Plan, Emily Lussier surrendered 3,485,000 shares, representing her controlling interest in the Company to the Registrant and resigned as an officer and director; the Company effectuated a 4.3 for 1 (1:4.3) forward stock split; and the Company acquired 100% of the membership interests from the members of FDLLC for 9,437,500 shares of the Company’s common stock representing approximately 74.9% of the Company outstanding stock immediately post acquisition; FDLLC became a wholly owned subsidiary of the Company; and the managers of FDLLC were appointed as the Officers and Directors of the Company upon closing of the Plan.

The pro forma combined balance sheet as of June 30, 2011 and the pro forma combined statements of operations for the six months ended June 30, 2011 and for the year ended December 31, 2010 are based on the historical financial statements of FDLLC and the Company after giving effect to FDLLC’s acquisition of the Company using the purchase method of accounting and applying the assumptions and adjustments described in the accompanying notes to the pro forma combined financial statements as if such acquisition had occurred as of June 30, 2011 for the balance sheet, and January 1, 2010 for statements of operations for pro forma financial statements purposes.  The pro forma combined financial statements do not purport to represent what the results of operations or financial position of the Company would actually have been if the merger had in fact occurred on January 1, 2010, nor do they purport to project the results of operations or financial position of the Company for any future period or as of any date, respectively.

These pro forma combined financial statements do not give effect to any restructuring costs or to any potential cost savings or other operating efficiencies that could result from the merger between FDLLC and the Company since such amounts, if any, are not presently determinable.

NOTE 2

 - Pro Forma Adjustments

The accompanying pro forma combined financial statements have been prepared as if the acquisition was completed on June 30, 2011 for balance sheet purposes and on January 1, 2010 for statements of operations purposes and reflect the following pro forma adjustments:

1)	To reflect cancellation of 3,485,000 shares of SLHL’s common stock by the controlling stockholder effective as of August 24, 2011, the closing date of the merger between SLHL and Fuel Doctor, LLC.

Additional paid-in capital	(348)

Common stock: $0.0001 par value	348

2)	To give effect to 4.3 for 1 forward stock split upon acquisition of Fuel Doctor, LLC.

Additional paid-in capital	240

Common stock: $0.0001 par value	(240)

3)

To reflect issuance of 8,500,000 common shares to Fuel Doctor, LLC members and 847,500 common shares for conversion of working capital advances of $847,500 effective as of August 24, 2011 upon acquisition of Fuel Doctor, LLC.

Common stock: $0.0001 par value	(850)

Additional paid-in capital	850

Common stock: $0.0001 par value	(850)

Common stock: $0.0001 par value	(84)

Additional paid-in capital	(847,416)

Working capital advances	847,500

4)	To reclassify SLHL accumulated deficit to Additional paid-in capital

Additional paid-in capital	(117,008)

Accumulated deficit	117,008

5)	To reclassify FDLLC’s member capital and accumulated deficit as additional paid-in capital.

Additional paid-in capital	(3,777,794)

Member’s capital	3,777,794

Additional paid-in capital	4,113,646

Accumulated deficit	(4,113,646)